THE ST. LAWRENCE SEAWAY CORPORATION - 8-K - Current Report                      Date Filed: 2/8/2002
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                                              AGREEMENT

         This Agreement,  made and effective as of January 24, 2002 ("the Effective Date") is by and
between:

         NEW YORK UNIVERSITY  (hereinafter  "NYU"),  a corporation  organized and existing under the laws of the State of New York and having a place of  business at 70  Washington  Square  South,  New
York, New York 10012

                                                 AND

         St. Lawrence Seaway Corporation  (hereinafter  "CORPORATION"),  a corporation organized and existing under the laws of the State of Indiana having its principal  office at 320 N. Meridian St.,
Suite 818, Indianapolis, Indiana.

                                              RECITALS

         WHEREAS, NYU is willing to perform the NYU Research Project (as hereinafter defined);

         WHEREAS, CORPORATION is prepared to sponsor the NYU Research Project;

         NOW,  THEREFORE,  in consideration of the mutual promises and agreements  contained herein, the parties hereto hereby agree as follows:

     1. DEFINITIONS

         Whenever used in this Agreement, the following terms shall have the following meanings:

         a.  "License  Revenue"  shall mean any money or other  consideration  received  by NYU from licensing,  assigning,  or otherwise  commercializing  the NYU Patents (as  hereinafter defined), including, but not limited to license issuance or maintenance fees, royalties on sales, and milestone and success or achievement  payments,  but expressly  excluding any funding NYU receives,  the use of which is  restricted to fund further  research at
             NYU related to the NYU Research Project,  or reimbursement for patent or other expenses incurred by NYU related to the NYU Patents. License Revenue shall not include any stock
             NYU receives from licensing the NYU Patents,  unless and until such stock is or becomes publicly  traded through  registration  under the Securities Act of 1933, or otherwise, but shall  include any net cash  proceeds  NYU receives  from  selling such  non-public stock, at such time as NYU at its sole discretion sells such stock.

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THE ST. LAWRENCE SEAWAY CORPORATION - 8-K - Current Report                      Date Filed: 2/8/2002
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         b.  "NYU  Patents"  shall mean U.S.  Patent  Application  Serial No.  60/225.618,  entitled
             "Androgen  Receptor  Transcriptional  Coregulatory  Proteins  as Targets  for  Androgen
             Receptor-Dependent   Diseases"  and  any  non-provisional,   continuation,   successor,
             divisional, or foreign counterpart application thereof, or any patents issuing thereon.

         c.  "NYU Research  Project" shall mean the  investigations  during the Research  Period (as hereinafter  defined) under the supervision of Drs. Michael Garabedian and Samir Taneja
             (hereinafter "the NYU Scientists") in accordance with the research  program,  described in annexed Appendix I, which forms an integral part hereof.

         d.  "Option" shall mean the option for CORPORATION to fund the NYU Research  Project during the third,  fourth,  and fifth years  following the Effective  Date, in accordance with
             Paragraph 4.b.

         e.  "Option Period" shall mean the period of twenty-one (21) months following the Effective
             Date;  provided however that (i) if CORPORATION  exercises its Option to fund the third year of the NYU Research  Project  pursuant to Paragraph  4.b,  then the Option  Period shall be extended to be the period of thirty (30) months  following the Effective Date;
             and  (ii) if  CORPORATION  exercises  its  Option  to fund the  fourth  year of the NYU
             Research  Project  between  pursuant to Paragraph  4.b, then the Option Period shall be extended to be the period of forty-two (42) months following the Effective Date.

         f.  "Research  Period"  shall mean two (2) year period  commencing  on the  Effective  Date hereof and, if  CORPORATION  exercises the Option in accordance  with Paragraph 4.b, an additional  period of up to three  (3) years  ("Additional  Years")  commencing  on the second anniversary of the Effective Date.

     2. EFFECTIVE DATE

             This  Agreement  shall be effective as of the  Effective  Date and shall remain in full force and effect until it expires or is terminated in accordance with Section 9 hereof.

     3. PERFORMANCE OF THE NYU RESEARCH PROJECT

         a.  In  consideration  of the sums to be paid to NYU as set forth in  Section 4 below,  NYU undertakes  to  perform  the NYU  Research  Project  under the  supervision  of the NYU
             Scientists  during the Research Period.  If, during the Research Period both of the NYU

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THE ST. LAWRENCE SEAWAY CORPORATION - 8-K - Current Report                      Date Filed: 2/8/2002
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             Scientists shall cease to supervise the NYU Research  Project,  then NYU shall endeavor to find from among the  scientists  of NYU a  scientist  or  scientists  acceptable  to
             CORPORATION to continue the supervision of the NYU Research Project in place of the NYU
             Scientists  ("Successor  Scientists").  Such  Successor  Scientists  are to be in place within forty-five (45) days, provided,  however, that nothing herein contained shall be deemed to impose an obligation on NYU to find a replacement for the NYU Scientists, and in such event Corporation's sole remedy will be to terminate this Agreement.

         b.  Nothing contained in this Agreement shall be construed as a warranty on the part of NYU that any  results  will be achieved by the NYU  Research  Project,  or that the results achieved, if any, are or will be commercially exploitable and furthermore, NYU makes no warranties which may be achieved in the NYU Research Project.

         c.  Within  sixty (60) days after the end of each year of the  Research  Period,  NYU shall prepare a written  report  summarizing  the  results of the work  conducted  on the NYU
             Research Project during the preceding year ("Research Report").

         d.  NYU will have full  authority  and  responsibility  for the NYU Research  Project.  All students  and  employees  of NYU who  work on the NYU  Research  Project  will do so as employees or students of NYU, and not as employees of CORPORATION.

     4. FUNDING OF THE NYU RESEARCH PROJECT.

         a.  As compensation to NYU for work to be performed on the NYU Research  Project during the
             Research Period,  CORPORATION will pay NYU the total sum of $200,000 payable in 8 equal consecutive quarterly  installments of $25,000 each, commencing upon the Effective Date and on or before the beginning of each quarter year  thereafter  during the term of the
             Research Period.

         b.  CORPORATION  shall have the Option,  exercisable only by written notice to NYU prior to the expiration of the Option Period, to fund the NYU Research Project during the third, fourth,  and fifth years  following the Effective  Date. The CORPORATION may during the
             Option Period elect (i) to fund the third,  fourth, and fifth years of the NYU Research
             Project  or (ii) to fund the third year of the NYU  Research  Project.  If  CORPORATION exercises  its  Option  to  fund  the  third  year of the NYU  Research  Project,  then
             CORPORATION  shall have the further Option to fund the NYU Research,  then  CORPORATION

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THE ST. LAWRENCE SEAWAY CORPORATION - 8-K - Current Report                      Date Filed: 2/8/2002
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             shall have the further  Option to fund the NYU Research  Project for the fourth year of the NYU  Research  Project  and the Option  Period  shall be  extended  as set forth in
             Paragraph  1.e(i).  If CORPORATION  exercises its Option to fund the fourth year of the
             NYU Research  Project,  then CORPORATION  shall have the further Option to fund the NYU
             Research  Project for the fifth year of the NYU Research  Project and the Option Period shall be extended as set forth in Paragraph  1.e(ii).  If  CORPORATION so exercises its
             Option,  CORPORATION  will pay NYU $100,000 for each  additional year that it funds the
             NYU Research  Project,  for a total  additional sum of $300,000 if all three additional years of the NYU Research Project are funded by the CORPORATION,  all to be in addition to the amounts paid under  Paragraph  4.a.,  and to be payable in 12 equal  consecutive quarterly  installments of $25,000 each,  commencing upon the second anniversary of the
             Effective  Date and on or before the beginning of each quarter year  thereafter  during the term of the Research Period.  Notwithstanding anything else herein, the CORPORATION may earlier  exercise  the Option to fund all  Additional  Years at any time within the
             Option  Period,  including any  extensions of the Option Period as defined in Paragraph
             1.e(i) or 1.e(ii).

         c.  Nothing in this  Agreement  shall be interpreted to prohibit NYU (or the NYU Scientist)
             from obtaining  additional  financing or research  grants for the NYU Research  Project from government  agencies,  which grants or financing may render all or part of the NYU
             Research  Project  and the  results  thereof  subject to the patent  rights of the U.S.
             Government  and its agencies,  as set forth in Title 35 U.S.C.  Section 200 et seq., or from any other entity,  provided that such  agreement or financing  does not modify the
             CORPORATION's rights hereunder.

     5. TITLE

         a.  All right,  title and  interest,  in and to any  results,  drawings,  plans,  diagrams, specifications,  and other documents arising out of the NYU Research Project shall vest solely in NYU.

         b.  Any and all inventions  made by the NYU  Scientists  and/or by employees or students of
             NYU shall be owned solely by NYU.

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THE ST. LAWRENCE SEAWAY CORPORATION - 8-K - Current Report                      Date Filed: 2/8/2002
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     6. PATENTS AND PATENT APPLICATIONS

         a.  NYU shall prosecute the NYU Patents at its own expense and shall use reasonable efforts to prosecute and protect the NYU Patents,  but shall otherwise take such actions in its sole discretion.

         b.  Nothing herein contained shall be deemed to be a warranty by NYU that

                i) NYU can or will be able to obtain any patent or patents on any patent application or  applications  in the NYU  Patents or any  portion  thereof,  or that any of the NYU
             Patents will afford adequate or commercially worthwhile protection, or

                ii) that the  manufacture,  use, or sale of any element of the NYU Patents  will not infringe any patent(s) of a third party.  If NYU shall receive  infringement  indemnity from a party seeking to license and commercialize  the NYU Patents,  NYU shall endeavor to have such indemnity available to the CORPORATION.

         c.  If at any time during the term of this Agreement NYU decides that it is undesirable, as to one or more countries,  to prosecute or maintain any patents or patent  applications within the NYU Patents,  it shall give written notice thereof to CORPORATION,  and upon receipt of such  notice  CORPORATION  shall have the right by written  notice to NYU to have NYU  continue to  prosecute  or  maintain  such  patent  application  or patent at
             CORPORATION's expense.

     7.  COMMERCIALIZATION OF NYU PATENTS.

         a.  NYU  shall  have the  sole  right  to  commercialize  the NYU  Patents  at  NYU's  sole discretion,  through licensing or assigning the NYU Patents to for-profit third parties or  otherwise,  and at the  request  of the  CORPORATION,  shall  keep the  CORPORATION reasonably apprised of decisions and actions in this regard.

         b.  NYU shall pay to CORPORATION a percentage of any License Revenue  actually  received by
             NYU equal to:

                i) One and one-half  percent (1.5%) if CORPORATION has not previously  exercised the
             Option; and

                ii) An additional  three-quarters  percent (0.75%) for each of the Additional  Years for which the  Corporation  has exercised  the Option,  for a total amount of three and three-quarters  percent (3.75%) if CORPORATION has previously  exercised the Option for all three Additional Years.

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THE ST. LAWRENCE SEAWAY CORPORATION - 8-K - Current Report                      Date Filed: 2/8/2002
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         c.  NYU shall pay  CORPORATION  any amounts due under  Paragraph 7.b within sixty (60) days after receipt by NYU of any License Review.

         d.  CORPORATION  shall have no right to undertake any use of the NYU Patents and shall have no license to the NYU Patents.

     8. PUBLICATION

         a.  NYU and the NYU Scientist shall be free to publish the results of the Research Project.

     9. EXPIRY AND TERMINATION

         a.  Unless  earlier  terminated  pursuant to this Section 9.b or 9.c below,  this  Research
             Agreement will terminate upon the expiration of the Research Period;  provided that the provisions  of Sections 7, 8, 11, 12, 13 and 14 hereof shall survive and remain in full force and effect after any expiration,  cancellation  or of this  Agreement,  including early termination as set forth below.

         b.  At any time prior to expiration of this Agreement  pursuant to Section 9.a. hereof, any party may terminate this Agreement for cause, as "cause" is described  below, by giving written notice to the other party. Cause for termination by one party of this Agreement shall be deemed to exist if the other  party  materially  breaches  or  defaults in the performance or observance of any of the provisions of this Agreement and such breach or default is not cured within  sixty (60) days after  receipt of written  notice  thereof from the  non-breaching  party.  In  addition,  CORPORATION  shall  have  the  right to terminate this Agreement (i) on written notice if Successor Scientists are not retained as  required  by Section  3(a),  or (ii) on written  notice if NYU gives  notice  under
             Section 6(c) that it wishes to discontinue  prosecution  and maintenance of all patents and patent applications within the NYU Patents in the United States.

         c.  Any  party to this  Agreement  may,  upon  giving  notice of  termination,  immediately terminate this Agreement upon receipt of notice that any party has become  insolvent or has  suspended  business or has filed a voluntary  petition or an answer  admitting the jurisdiction  of the U.S.  Bankruptcy  Court in the  material  allegations  of,  or has consented to, an involuntary  petition  purporting to be pursuant to any reorganization or insolvency  law of any  jurisdiction,  or has made an assignment  for the benefit of creditors or has applied for or consented to the  appointment  of a receiver or trustee for a substantial part of its property.

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THE ST. LAWRENCE SEAWAY CORPORATION - 8-K - Current Report                      Date Filed: 2/8/2002
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         d.  Any amount payable hereunder by CORPORATION to NYU, which has not been paid by the date on which such  payment is due,  shall  bear  interest  from such date until the date on which such payment is made,  at the rate of two percent (2%) per annum in excess of the prime rate prevailing at the Citibank,  N.A., in New York, New York,  during the period of arrears.

         e.  Termination  of this  Agreement  shall not relieve the parties of any obligation to the other party incurred prior to such termination.

     10. NO ASSIGNMENT

             Neither CORPORATION nor NYU shall have the right to assign, delegate or transfer at any time to any  party  other  than an  Affiliate,  in whole or in part,  any or all of the rights,  duties and interest herein granted without first obtaining the written consent of the other to such assignment,  which consent shall not be unreasonably  withheld. As used herein,  the term  "Affiliate"  shall mean any company or other legal entity which controls,  or is controlled by, or is under common  control with, the assigning  party;
             control means the holding of greater than fifty percent (50%) of (i) the capital and/or
             (ii) the voting rights and/or (iii) the right to elect or appoint directors.

     11. CONFIDENTIAL INFORMATION

             CORPORATION  shall  maintain  any  and all  results  of the NYU  Research  Project  and information related to the NYU Patents provided by NYU hereunder ("NYU Information") in confidence  and shall not release or disclose  any  tangible  or  intangible  component thereof to any third party without first  receiving the prior written consent of NYU to said release or disclosure . This obligation of confidentiality  shall not apply to any component  of the NYU  Information  which is party of the  public  domain  prior to the
             Effective Date of this Agreement,  or which becomes a part of the public domain not due to some unauthorized act by or omission of CORPORATION after the Effective Date of this
             Agreement,  or which is disclosed to  CORPORATION by a third party who has the right to make such disclosure,  or the disclosure of which is required by law or judicial order, including the rules and regulations of the Securities and Exchange Commission.

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THE ST. LAWRENCE SEAWAY CORPORATION - 8-K - Current Report                      Date Filed: 2/8/2002
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     12. USE OF NAME

             Without the prior written consent of the other party, neither CORPORATION nor NYU shall use the name of the other  party or any  adaptation  thereof  or of any  staff  member, employee or student, of the other party:

                i) in any product labeling, advertising, promotional or sales literature;

                ii) in connection with any public  offering or private  placement  documentation  or prospectus or in  conjunction  with any  application  for regulatory  approval,  unless disclosure  is  otherwise  required by law, in which case either party may make factual statements concerning the Agreement or file copies of the Agreement after providing the other party with an opportunity to comment and reasonable time within which to do so on such statement in draft.  Except as provided  herein,  neither NYU nor CORPORATION will issue public  announcements  about this Agreement or the status or existence of the NYU
             Research Project without prior written approval of the other party.

     13. MISCELLANEOUS

         a.  In carrying  out this  Agreement  the parties  shall  comply with all local,  state and federal laws and  regulation  including but not limited to, the  provisions of Title 35
             United States Code Section 200 et seq. and 15 CFR Section 368 et seq.

         b.  If any provision  this  Agreement is  determined  to be invalid or void,  the remaining provisions shall remain in effect.

         c.  This Agreement  shall be deemed to have been made in the State of New York and shall be governed and interpreted in all respects under the laws of the State of New York.

         d.  Any dispute  arising under this Agreement  shall be resolved in an action in the courts of New York State or the  federal  courts  located in New York  State,  and the parties hereby consent to personal jurisdiction of such courts in any such action.

         e.  All payments or notices required or permitted to be given under this Agreement shall be given in writing and shall be effective when either personally  delivered or deposited, postage  prepaid,  in the United  States  registered  or certified  mail,  addressed as follows:

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THE ST. LAWRENCE SEAWAY CORPORATION - 8-K - Current Report                      Date Filed: 2/8/2002
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                           To NYU:  New York University School of Medicine
                                    Office of Industrial Liaison
                                    550 First Avenue
                                    New York, NY  10016
                                    Attention:       Abram Goldfinger
                                                     Executive Director,
                                                     Industrial Liaison/Technology Transfer

                                    and

                                    Office of Legal Counsel
                                    New York University
                                    Bobst Library
                                    70 Washington Square South
                                    New York, NY  10012
                                    Attention:       Annette B. Johnson
                                                     Vice Dean and Senior Counsel for
                                                     Medical School Affairs

                           To CORPORATION:

                                    Ned Grier
                                    Gracie Capital
                                    527 Madison Avenue, 11th Floor
                                    New York, NY  10022

                                    and

                                    Joseph Mazella, Esq.
                                    Nutter McClennen & Fish LLP
                                    One International Place
                                    Boston, MA  02110

             or such other address or addresses as either party may be hereafter  specify by written notice to the other. Such notices and  communications  shall be deemed effective on the date of  delivery  or  fourteen  (14) days  after  having  been sent by  registered  or certified mail, whichever is earlier.

         f.  This Agreement (and the annexed Appendices) constitute the entire Agreement between the parties and no  variation,  modifications  or waiver of any of the terms or  conditions hereof shall be deemed valid unless made in writing and signed by both parties  hereto.
             This Agreement supersedes any and all prior agreements or understandings,  whether oral or written, between CORPORATION and NYU.

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THE ST. LAWRENCE SEAWAY CORPORATION - 8-K - Current Report                      Date Filed: 2/8/2002
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         g.  No waiver by either party of any non-performance or violation by the other party of any of the  covenants,  obligations  or agreements of such other party  hereunder  shall be deemed to be waiver of any subsequent  violation or  non-performance of the same or any other covenant,  agreement or obligation,  nor shall forbearance by any party be deemed to be a waiver by such party of its rights or remedies  with respect to such  violation or non-performance.

         h.  The descriptive  headings  contained in this Agreement are included for convenience and reference  only and shall not be held to expand,  modify or aid in the  interpretation, construction or meaning of this Agreement.

         i.  It is not the intent of the  parties  to create a  partnership  or joint  venture or to assume partnership responsibility or liability. The obligations of the parties shall be limited to those set out herein and such obligations shall be several and not joint.

         IN WITNESS  WHEREOF,  the parties hereto have executed this  Agreement  effective as of the date and year first above written.

                                                     NEW YORK UNIVERSITY

                                                     By: /s/ Abram Goldfinger
                                                         -------------------------------
                                                          Abram Goldfinger
                                                          Executive Director,
                                                          Industrial Liaison/Technology Transfer

                                                     Date:    9/6/01
                                                           ------------

                                                     CORPORATION

                                                     By: /s/  Joel Greenblatt
                                                         -------------------------------------------
                                                     Name: Joel Greenblatt
                                                     Title: Chief Executive Officer & Chairman

                                                     Date:    1/24/02
                                                           ------------

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